Exhibit 10.3

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of July 24, 2017, among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Subsidiary Guarantors”) and EACH ADDITIONAL SUBSIDIARY GUARANTOR (AS DEFINED IN THE HEREINAFTER-DEFINED CREDIT AGREEMENT) THAT MAY HEREAFTER BECOME A PARTY TO THIS AGREEMENT (the “Additional Subsidiary Guarantors”; the Initial Subsidiary Guarantors and the Additional Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Subsidiary Guarantor” and collectively as “Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”; and Borrower and Guarantors are sometimes hereinafter referred to individually as a “Contributing Party” and collectively as the “Contributing Parties”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of even date herewith by and among Borrower, KeyBank National Association (“KeyBank”), in its capacity as a Lender, the other Lenders which are or may hereafter become a party thereto, and KeyBank, as the Agent (“Agent”) (such agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”), the Lenders have agreed to extend credit or otherwise provide financial accommodations to the Borrower;

WHEREAS, as a condition to the making of certain Loans and issuing certain Letters of Credit pursuant to the Credit Agreement, the Lenders have required that Guarantors execute and deliver that certain Unconditional Guaranty of Payment and Performance dated as of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Guaranty”), pursuant to which, among other things, Guarantors have agreed to guarantee the respective obligations described in the Guaranty;

WHEREAS, Borrower is a direct subsidiary of REIT and International Holdco, Global II Holdco and the Subsidiary Guarantors are direct or indirect Wholly-Owned Subsidiaries of Borrower; and

WHEREAS, Guarantors are engaged in common business enterprises related to those of Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to make the Loans and issue Letters of Credit and the Contributing Parties to execute and deliver the Loan Documents to which they are a party, it is agreed as follows:

1.          Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2.          Contribution.

(a)          To the extent that a Guarantor shall make a payment (a “Payment”) of a portion of the Obligations pursuant to the Guaranty, the Guarantor that made such Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the other Contributing Parties in an aggregate amount equal to the lesser of (a) the amount derived by subtracting from any such Payment the Allocable Amount (as defined below) of such Contributing Party that made such Payment, and (b) the Allocable Amount for the other Contributing Parties.

(b)          As of any date of determination, the “Allocable Amount” of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Payment without (i) rendering such Contributing Party “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code or Section 2 of either the Uniform Voidable Transactions Act (the “UVTA”) or the Uniform Fraudulent Conveyance Act (the “UFCA”) or the fraudulent conveyance and transfer laws of the State of New York or such other jurisdiction whose laws shall be determined to apply to the transactions contemplated by this Agreement (the “Applicable State Fraudulent Conveyance Laws”), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UVTA or Section 5 of the UFCA or the Applicable State Fraudulent Conveyance Laws, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UVTA or Section 6 of the UFCA or the Applicable State Fraudulent Conveyance Laws.

3.          No Impairment. This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall reduce or impair the obligations of any Contributing Party to pay any amounts, as and when the same shall become due and payable, in accordance with the terms of the applicable Loan Documents.

4.          Rights Constitute Assets. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Contributing Party.

5.          Effectiveness. This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America or such other Currency as may be required under the Credit Agreement for the repayment of such Obligations) and discharged (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made), all Letters of Credit are returned undrawn or cash collateralized on terms acceptable to the relevant Issuing Bank in its sole discretion, and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated; provided that this Agreement shall terminate with respect to any Guarantor when such Guarantor is released from the Guaranty pursuant to Section 27 of the Guaranty to the extent no Payment has been made at such time by any Guarantor.

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6.          WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EACH OF BORROWER, GUARANTORS, AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE GUARANTORS THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT (1) IT IS OPERATING IN THE UNITED STATES OF AMERICA FOR THE PURPOSE OF THIS AGREEMENT, AND (2) IT IS CONTRACTING IN THE UNITED STATES OF AMERICA FOR THE PURPOSES OF THIS GUARANTY. ADDITIONALLY, EACH GUARANTOR THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT IT SUBJECT OT THE PERSONAL JURISDICTION IN THE STATE OF NEW YORK EVEN THOUGH SUCH GUARANTOR IS A SOCIÉTÉ À RESPONSABILITÉ LIMITÉE (SARL) ORGANIZED UNDER THE LAWS OF LUXEMBOURG, A SOCIÉTÉ CIVILE IMMOBILIÈRE (SCI) ORGANIZED UNDER THE LAWS OF FRANCE, A MUTUAL REAL ESTATE COMPANY (MREC) ORGANIZED UNDER THE LAWS OF FINLAND OR OTHER TYPE OF NON-U.S. BUSINESS ENTITY PERMITTED UNDER THE CREDIT AGREEMENT, AS APPLICABLE. BORROWER AND EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 6. BORROWER AND EACH GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION 6 WITH LEGAL COUNSEL AND THAT EACH BORROWER AND GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

7.          Governing Law. This Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, Borrower and Guarantors have executed and delivered this Agreement as of the date first above written.

BORROWER:

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC., a Maryland corporation, its general partner

	By:	/s/ Scott Bowman
	Name:	Scott Bowman
	Title:	President

REIT:

GLOBAL NET LEASE, INC., a Maryland corporation

By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	President

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

GLOBAL II HOLDCO:

ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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Contribution Agreement

INITIAL SUBSIDIARY GUARANTORS:

ARC SPHRSNJ001 URBAN RENEWAL ENTITY, LLC, a New Jersey limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

ARC PPHHTKY001, LLC,
ARC CWARANE001, LLC,
ARC CWRVTIL001, LLC,
ARC CWSALKS001, LLC,
ARC CWUVLOH001, LLC,
ARC CWVININ001, LLC,
ARC CWWPKMN001, LLC,
ARC WWHWCMI001, LLC,
ARC GEGRDMI001, LLC,
ARC GSFRNTN001, LLC,
ARC TFDPTIA001, LLC,
ARC NOWILND001, LLC,
ARC GSDVRDE001, LLC,
ARC CWGRDMI001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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Contribution Agreement

ARC GSGTNPA001, LLC,
ARC GSMSSTX001, LLC,
ARC GSDALTX001, LLC, ARC GSIFLMN001, LLC,
ARC NOPLNTX001, LLC, ARC NNMFBTN001, LLC,
ARC DRINDIN001, LLC, ARC VALWDCO001, LLC,
ARC LPSBDIN001, LLC,
ARC GBLMESA001, LLC,
ARC NSSNJCA001, LLC,
ARC FEAMOTX001, LLC,
ARC FECPEMA001, LLC,
ARC FESANTX001, LLC,
ARC SZPTNNJ001, LLC,
ARC WNBRNMO001, LLC,
ARC VCLIVMI001, LLC,
ARC PNEREPA001, LLC, ARC PNSCRPA001, LLC,
ARC CTFTMSC001, LLC, each a Delaware limited liability company

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By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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Contribution Agreement

ARC TFKMZMI001, LLC,
ARC SWWSVOH001, LLC,
ARC MKMDNNJ001, LLC,
ARC FD73SLB001, LLC,
ARC WMWSLNC001, LLC,
ARC SANPLFL001, LLC,
ARC FEWNAMN001, LLC,
ARC DG40PCK001, LLC,
ARC FEWTRNY001, LLC,
ARC FEBHMNY001, LLC,
ARC MPSTLMO001, LLC,
ARC KUSTHMI001, LLC,
ARC FELEXKY001, LLC,
ARC GECINOH001, LLC,
ARC DNDUBOH001, LLC,
ARC FELKCLA001, LLC,
ARC FD34PCK001, LLC,
ARC CJHSNTX001, LLC,
ARC OGHDGMD001, LLC,
ARC FSMCHIL001, LLC,
ARC FEBILMA001, LLC,
ARC AMWCHKS001, LLC,
ARC CJHSNTX002, LLC,
ARC DINCNOH001, LLC,
ARC FESALUT001, LLC,
ARC WIODSTX001, LLC,
ARC CGJNSMI001, LLC,
ARC CGFRSMI001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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Contribution Agreement

ARC CGWRNMI001, LLC,
ARC CSVBTMI001, LLC,
ARC FEPIESD001, LLC,
ARC GSFFDME001, LLC,
ARC GSRNGME001, LLC,
ARC GSRPCSD001, LLC,
ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC,
ARC CGMARSC001, LLC,
ARC CGLGNIN001, LLC,
ARC CGMADIN001, LLC,
ARC MSELGIL001, LLC,
ARC JTCHATN001, LLC,
ARC JTCHATN002, LLC,
ARC BHSBDIN001, LLC,
ARC HLHSNTX001, LLC,
ARC FEMANMN001, LLC,
ARC GSRTNNM001, LLC,
ARC ACHNETH001, LLC,
ARC KPHTNNE001, LLC,
ARG CBSKSMO001, LLC,
ARG FEMRGWV001, LLC,
ARG FEGRFMT001, LLC,
ARC ODVLONET001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

Contribution Agreement